UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2022

Box, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36805	20-2714444
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

900 Jefferson Ave.

Redwood City, California 94063

(Address of Principal Executive Offices, including zip code)

(877) 729-4269

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	BOX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 14, 2022, Box, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 27, 2022, as supplemented on June 16, 2022 and July 1, 2022:

1.	To elect two Class II directors to serve until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

3.	To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers; and

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2023.

The Class A common stock and Series A Convertible Preferred Stock vote together as a single class unless otherwise provided. Each stockholder of record as of May 16, 2022, the record date for the Annual Meeting (the “Record Date”), was entitled to one vote per share of Class A common stock and one vote per each share of Class A common stock underlying a share of Series A Convertible Preferred Stock on an “as converted” basis.

Present at the Annual Meeting virtually or by proxy were holders of shares of Class A common stock and Series A Convertible Preferred Stock representing an aggregate of 135,184,342 votes, or 82% of the voting power of all issued and outstanding shares entitled to vote at the Annual Meeting as of the Record Date, constituting a quorum.

The voting results for each of these proposals are detailed below.

1.	Election of Directors

Nominee	For	Against	Abstained	Broker Non-Votes
Dan Levin	85,010,794	39,294,986	59,314	10,819,248
Bethany Mayer	87,546,871	36,740,234	77,989	10,819,248

Each director nominee was duly elected as a Class II director to serve until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstained	Broker Non-Votes
116,089,165	8,153,892	122,037	10,819,248

The stockholders advised that they were in favor of the compensation of the Company’s named executive officers.

3.	Advisory Vote on Frequency of Future Advisory Votes on Compensation of Named Executive Officers

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
122,823,378	33,683	1,186,428	321,605	10,819,248

The stockholders advised that they were in favor of one year as the frequency of holding future advisory votes on the compensation of the Company’s named executive officers. In accordance with the recommendation of the board of directors of the Company and the voting results for this proposal, the Company will hold future advisory votes on the compensation of the Company’s named executive officers every year. The next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2028 annual meeting of stockholders.

4.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-Votes
132,758,576	2,352,555	73,211	—

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2023 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2022	BOX, INC.

	By:	/s/ David Leeb
David Leeb Chief Legal Officer and Corporate Secretary